UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

Commission File Number: 333-121034

JayHawk Energy, Inc.
(Exact name of registrant as specified in its charter)

Colorado	20-0990109
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
370 Interlocken Blvd. Suite 400 Broomfield, Colorado (Address of principal executive office)	80021 (Postal Code)
(303) 327-1571 (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 - Unregistered Sales of Equity Securities

On May 7, 2008, Jayhawk Energy, Inc. (“Registrant”) issued 399,962 shares of the Registrant’s common stock to one of the Registrant’s shareholders who exercised certain warrants to purchase shares of common stock at an exercise price of $1.00 per share. The Registrant intends to use the proceeds for working capital. The shares were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Section 5 of that act and Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

On May 7, 2008, the Registrant issued 50,000 shares of the Registrant’s common stock to Titan West Energy Inc. for services provided to the Registrant. The shares were issued in a transaction which the Registrant believes satisfies the requirements of that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, which exemption is specified by the provisions of Section 5 of that act and Regulation S promulgated pursuant to that act by the Securities and Exchange Commission.

ITEM 5.02 - Appointment of Independent Directors

On April 30, 2008, the Board of Directors of Jayhawk Energy, Inc., a Colorado corporation ("Registrant") appointed Matthew J. Wayrynen and Jeffrey W. Bright as directors.

Mr. Wayrynen, 46, is a citizen of Canada.  He also serves in the capacities as indicated for these Canadian corporations: as a director for Quinto Technology, since 2002; as a director for Avino Silver & Gold Mines, Ltd. since 2004; as CEO and formerly the Chairman for Berkley Resources Inc. since 2003, where he was also formerly the chairman; as vice president of operations for Bralorne Gold Mines Ltd., since 2002; as vice president for Coral Gold Resources Ltd., since 2002.  Prior to that, from 1997 to 2002, Mr. Wayrynen was a broker with Golden Capital Securities, located in Vancouver, British Columbia, and from 1993 to 1997, a broker with Pacific International Securities, also located in Vancouver. Mr. Wayrynen is not an officer or director of any other U.S. reporting company.

Mr. Bright, 44, is a citizen of Canada.  Mr. Bright has worked as an attorney since 2003 with the firm of Gowling Lafleur Henderson LLP, located in Calgary Alberta, Canada.  He is a member of the Association of International Petroleum Negotiators, the Canadian Association of Petroleum Producers, the Canadian Association of Petroleum Landmen, the Small Explorers and Producers Association of Canada, the American Bar Association, the Canadian Bar Association, and the Law Society of Alberta. Mr. Bright graduated with an LLB from Calgary in 2002, a BFA from ACAD in 1995 and a BA from Saskatchewan in 1986.  Mr. Bright is not an officer or director of any other U.S. reporting company.

For Messrs. Wayrynen and Bright, no compensation from the Registrant for their service as directors has been agreed upon.

ITEM 7.01 - Regulation FD Disclosure

On May 6, 2008, Jayhawk Energy, Inc., a Colorado corporation, issued a press release announcing the appointment of these independent directors, as well as plans regarding drilling and construction. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full. This information is not filed but is furnished to the Securities and Exchange Commission pursuant to Item 7.01 of Form 8-K.

ITEM 9.01 - Financial Statements and Exhibits

    (d) Exhibits

Exhibit	Description
99.1	Press Release dated May 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Jayhawk Energy, Inc.

Date:  May 8, 2008                         By: /s/ Lindsay E. Gorrill
                                                                          Name:  Lindsay E. Gorrill
                          Title:  President and CEO